                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   -----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)              May 17, 1999
                                                      ------------------------

The Money Store Home Improvement Loan Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
            (Exact name of registrant as specified in its charter)


New Jersey                                                  Applied For

State or other            (Commission                (IRS Employer
jurisdiction of           File Number)               ID Number)
incorporation)            333-20817


2840 Morris Avenue, Union, New Jersey 07083
----------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                             (908) 686-2000
                                                 --------------
                                      n/a
---------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 17, 1999 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                  THE MONEY STORE INC.


                                                  By: /s/ Arthur Lyon
                                                  ------------------------------
                                                            Arthur Lyon
                                                        Sr. Vice President

          Dated:                 05/28/99

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
    AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS
    THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST1998-I FOR THE MAY 12, 1999 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                          $5,228,813.09

    LESS: SERVICE FEE                                                                      35,462.15
          CONTINGENCY FEE                                                                  35,462.15
          OTHER SERVICER FEES (Late Charges / Escrow)                                      29,527.94
          UNREIMBURSED MONTHLY ADVANCES                                                         0.00
                                                                                   -----------------

                                                                                          100,452.24
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                                          29,495.68
          PRE-FUNDING ACCOUNT TRANSFER                                                          0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                                 0.00
                                                                                   -----------------

                                                                                           29,495.68
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                     0.00

                                                                                   -----------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                  5,157,856.53
                                                                                   =================


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                              129,300,848.37

    (B) CLASS MH-1PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                               16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                               15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                               12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AH                                                                            4,309,997.27
    CLASS MH-1                                                                                  0.00
    CLASS MH-2                                                                                  0.00
    CLASS BH                                                                                    0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                                 4,309,997.27

4.  THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
    THE SUPPLEMENTAL ACCOUNT
    (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                           0.00
    (B) AFTER ALL DISTRIBUTIONS ARE MADE                                            0.00

5.  (A) POOL SUBORDINATED AMOUNT                                            5,114,424.63

    (B) POOL SPECIFIED SUBORDINATED AMOUNT                                 10,300,000.00

    (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                         10,365,776.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                  2,857,376.60
    # OF LOANS                                                                       171

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                            116,363.83

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                            362,392.06

9.  AMOUNT OF INTEREST RECEIVED                                             1,850,698.00

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                              29,495.68

    (B)  AMOUNT OF COMPENSATING INTEREST                                          106.46

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                          1,194,246.89

13. CLASS AH REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT               597,226.25
     (B) PRINCIPAL DISTRIBUTION AMOUNT            4,309,997.27

     TOTAL CLASS AH REMITTANCE AMOUNT                                       4,907,223.52

    CLASS MH-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                81,535.28
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00

     TOTAL CLASS MH-1 REMITTANCE AMOUNT                                        81,535.28

CLASS MH-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              76,944.72
    (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00

    TOTAL CLASS MH-2 REMITTANCE AMOUNT                                 76,944.72

 CLASS BH REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              76,797.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00

    TOTAL CLASS BH REMITTANCE AMOUNT                                   76,797.50

 AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT             832,503.75
    (B) PRINCIPAL DISTRIBUTION AMOUNT          4,309,997.27

    TOTAL REMITTANCE AMOUNT                                         5,142,501.02

 CLASS AH INTEREST CARRYFORWARD AMOUNT                                      0.00
 CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                    0.00
 CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                    0.00
 CLASS BH INTEREST CARRYFORWARD AMOUNT                                      0.00

14. (A) THE REIMBURSABLE AMOUNTS                                            0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d)(z)(xix)                                 0.00

15. (A) CLASS AH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        124,990,851.10

   (B)  CLASS MH-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         16,750,000.00

   (C)  CLASS MH-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         15,250,000.00

   (D)  CLASS BH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         12,750,000.00

   (E)  TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        169,740,851.10

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                                                     100.00%

    (B) EXCESS SPREAD                                                                                  1,044,789.08

    (C) REMAINDER EXCESS SPREAD AMOUNT                                                                         0.00

17. CUMULATIVE REALIZED LOSSES                                                                         3,584,442.78

18. (A) WEIGHTED AVERAGE MATURITY                                                                           224.461

    (B) WEIGHTED AVERAGE INTEREST RATE                                                                       13.047%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                          35,462.15

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                        35,462.15

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                                      2,900.85

    (D) FHA PREMIUM ACCOUNT                                                                               12,454.66

    (E) TRUST ADMINISTRATOR FEE                                                                            2,167.58

    (F) FHA CUSTODIAN FEE                                                                                     74.74

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                                0.00
           (B) SECTION 5.04 (c)                                                                                0.00
           (C) SECTION 5.04 (d)(ii)                                                                            0.00
           (D) SECTION 5.04 (e)                                                                                0.00
           (E) SECTION 5.04 (f)(i)                                                                        70,924.30

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE                                  124,990,851.10                   0.80509405
    ORIGINAL CLASS AH PRINCIPAL BALANCE                                 155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE                                 16,750,000.00                   1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE                                16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE                                 15,250,000.00                   1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE                                15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE                                   12,750,000.00                   1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE                                  12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                      169,740,851.10                   0.84870426
    ORIGINAL POOL  PRINCIPAL BALANCE                                    200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                   13.047%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                     14.597%

    (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
        CLASS MH-2 AND CLASS BH
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                   5.40569%

                                                                                              ------------------------
    (D)  WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                           03/31/99       04/30/99
                                                                                              ------------------------
                                                                                                13.052%        13.047%

   23.  CLASS AH REMITTANCE RATE                                                                 5.19625%
        CLASS MH-1 REMITTANCE RATE                                                               5.47625%
        CLASS MH-2 REMITTANCE RATE                                                               5.67625%
        CLASS BH REMITTANCE RATE                                                                 6.77625%

        IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
        LIBOR PLUS MARGIN FOR  CLASS AH
                                                CLASS MH-1
                                                CLASS MH-2
                                                CLASS BH

   24.  LIBOR RATE                                                                               4.92625%

   25.  NET FUNDS CAP

   26.  (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
           AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                                              0.00
                                       CLASS MH-1                                                   0.00
                                       CLASS MH-2                                                   0.00
                                       CLASS BH                                                     0.00

        (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
           CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
           CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
           CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


   27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
           INTEREST CARRYOVER FOR CLASS AH                                                          0.00
                                                     CLASS MH-1                                     0.00
                                                     CLASS MH-2                                     0.00
                                                     CLASS BH                                       0.00

           AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT                      0.00

        (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                                               0.00
           CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                                              0.00
           CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                                              0.00
           CLASS BH LIBOR INTEREST CARRYOVER BALANCE                                                0.00

           AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                                               0.00

 28.   IS TRIGGER EVENT IN EFFECT                                                                 NO

 29.      CLASS A PERCENTAGE                                                                             100.00%
          CLASS MH-1 PERCENTAGE                                                                            0.00%
          CLASS MH-2 PERCENTAGE                                                                            0.00%
          CLASS BH PERCENTAGE                                                                              0.00%

 30.   (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
             CLASS AH APPLIED REALIZED LOSS AMOUNT                                                         0.00
             CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                                                       0.00
             CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                                                       0.00
             CLASS BH APPLIED REALIZED LOSS AMOUNT                                                         0.00

       (B) POOL AGGREGATE REALIZED LOSS AMOUNT
             CLASS AH REALIZED LOSS AMOUNT                                                                 0.00
             CLASS MH-1 REALIZED LOSS AMOUNT                                                               0.00
             CLASS MH-2 REALIZED LOSS AMOUNT                                                               0.00
             CLASS BH REALIZED LOSS AMOUNT                                                                 0.00

       (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
             CLASS AH UNPAID REALIZED LOSS AMOUNT                                                          0.00
             CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                                                        0.00
             CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                                                        0.00
             CLASS BH UNPAID REALIZED LOSS AMOUNT                                                          0.00

 31.   ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                     973,864.78

 32.   (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
          FOR THE DUE PERIOD                                                                          12,454.66
         (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PUSUANT TO 6.06(b)(i)                               4,914.78

 33.   AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE DUE PERIOD                                                                   0.00

 34.    THE RESERVE AMOUNT FOR THE DUE PERIOD                                                     20,000,000.00

 35.     CLAIMS FILED DURING THE DUE PERIOD                                                                0.00

 36.     CLAIMS PAID DURING THE PERIOD                                                                     0.00

 37.     CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                        0.00

 38.     CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                               0.00

 39.    NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
        PRINCIPAL BALANCE OF ALL  DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                  0.00

                                   EXHIBIT O
                  REMIC DELINQUENCIES AS OF - APRIL 30, 1999

HOME              OUTSTANDING             #
IMPROVEMENT       DOLLARS                 ACCOUNTS         RANGES                  AMOUNT             NO          PCT
1998-I           $174,855,275.73            9,019           1 TO 29 DAYS       24,223,673.61         1,215        13.85%
                                                           30 TO 59 DAYS        2,638,545.59           144         1.51%
                                                           60 TO 89 DAYS        1,724,197.23            85         0.99%
                                                           90 AND OVER          2,210,204.75            99         1.26%

                                                           FORECLOSURE            286,234.82            16         0.16%
                                                           REO PROPERTY                 0.00             0         0.00%



                                                           TOTALS             $31,082,856.00         1,559        17.78%
                                                                              ==========================================

HOME IMPROVEMENT TRUST 1998-I

The following additional information,  presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                      CLASS AH                CLASS MH-1                  CLASS MH-2                  CLASS BH
-------------------------------------------------------------------------------------------------------------------------
(ii)                             832.86                  1,000.00                     1,000.00                   1,000.00

(vi)                              18.41                      0.00                         0.00                       0.00

(vii)                              0.75                      0.00                         0.00                       0.00

(viii)                             2.32                      0.00                         0.00                       0.00


(xiii)   (a)                       3.85                      4.87                         5.05                       6.02
         (b)                      27.76                      0.00                         0.00                       0.00
         (c)                       0.00                      0.00                         0.00                       0.00
         (d)                       0.00                      0.00                         0.00                       0.00

(xv)                             805.09                  1,000.00                     1,000.00                   1,000.00


(xxxv)                             0.00                      0.00                         0.00                       0.00